                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Mosaix, Inc., including the issuance of up to 200,000 common shares and Preferred Share Purchase Rights under the Mosaix, Inc. Profit Sharing and Salary Deferral Plan and Trust; and

     WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 500,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Ascend Communications 401(k) Savings Plan; and

     WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of April, 1999.

                                         By: /s/ Paul A. Allaire
                                               Paul A. Allaire
                                               Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Mosaix, Inc., including the issuance of up to 200,000 common shares and Preferred Share Purchase Rights under the Mosaix, Inc. Profit Sharing and Salary Deferral Plan and Trust; and

     WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 500,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Ascend Communications 401(k) Savings Plan; and

     WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of April, 1999.

                                          By: /s/ Carla A. Hills
                                                Carla A. Hills
                                                Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Mosaix, Inc., including the issuance of up to 200,000 common shares and Preferred Share Purchase Rights under the Mosaix, Inc. Profit Sharing and Salary Deferral Plan and Trust; and

     WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 500,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Ascend Communications 401(k) Savings Plan; and

     WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of April, 1999.


                                       By: /s/ Drew Lewis
                                             Drew Lewis
                                             Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Mosaix, Inc., including the issuance of up to 200,000 common shares and Preferred Share Purchase Rights under the Mosaix, Inc. Profit Sharing and Salary Deferral Plan and Trust; and

     WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 500,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Ascend Communications 401(k) Savings Plan; and

     WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of April, 1999.


                                           By: /s/ Richard A. McGinn
                                                 Richard A. McGinn
                                                 Chairman of the Board
                                                 and Chief Executive
                                                 Officer

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Mosaix, Inc., including the issuance of up to 200,000 common shares and Preferred Share Purchase Rights under the Mosaix, Inc. Profit Sharing and Salary Deferral Plan and Trust; and

     WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 500,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Ascend Communications 401(k) Savings Plan; and

     WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of April, 1999.


                                          By: /s/ Paul H. O'Neill
                                                Paul H. O'Neill
                                                Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Mosaix, Inc., including the issuance of up to 200,000 common shares and Preferred Share Purchase Rights under the Mosaix, Inc. Profit Sharing and Salary Deferral Plan and Trust; and

     WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 500,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Ascend Communications 401(k) Savings Plan; and

     WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of April, 1999.


                                       By: /s/ Donald S. Perkins
                                             Donald S. Perkins
                                             Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Mosaix, Inc., including the issuance of up to 200,000 common shares and Preferred Share Purchase Rights under the Mosaix, Inc. Profit Sharing and Salary Deferral Plan and Trust; and

     WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 500,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Ascend Communications 401(k) Savings Plan; and

     WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of April, 1999.


                                             By: /s/ Henry B. Schacht
                                                   Henry B. Schacht
                                                   Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Mosaix, Inc., including the issuance of up to 200,000 common shares and Preferred Share Purchase Rights under the Mosaix, Inc. Profit Sharing and Salary Deferral Plan and Trust; and

     WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 500,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Ascend Communications 401(k) Savings Plan; and

     WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of April, 1999.


                                             By: /s/ Franklin A. Thomas
                                                   Franklin A. Thomas
                                                   Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Mosaix, Inc., including the issuance of up to 200,000 common shares and Preferred Share Purchase Rights under the Mosaix, Inc. Profit Sharing and Salary Deferral Plan and Trust; and

     WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 500,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Ascend Communications 401(k) Savings Plan; and

     WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of April, 1999.


                                               By: /s/ John A. Young
                                                     John A. Young
                                                     Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Mosaix, Inc., including the issuance of up to 200,000 common shares and Preferred Share Purchase Rights under the Mosaix, Inc. Profit Sharing and Salary Deferral Plan and Trust; and

     WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 500,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Ascend Communications 401(k) Savings Plan; and

     WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of April, 1999.


                                         By: /s/ Donald K. Peterson
                                               Donald K. Peterson
                                               Executive Vice President
                                               and Chief Financial
                                               Officer

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Mosaix, Inc., including the issuance of up to 200,000 common shares and Preferred Share Purchase Rights under the Mosaix, Inc. Profit Sharing and Salary Deferral Plan and Trust; and

     WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 500,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Ascend Communications 401(k) Savings Plan; and

     WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of April, 1999.

                                             By: /s/ James S. Lusk
                                                   James S. Lusk
                                                   Vice President and
                                                   Controller